INVESCO STOCK FUNDS, INC.

                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2002

The section of the Prospectus entitled "Investment Goals, Strategies,  and Risks
- Value Equity Fund" is amended to (1) delete the second sentence of the first paragraph and (2) substitute the following in its place:

     The Fund normally invests at least 80% of its assets, plus any borrowing for investment purposes, in high-quality, larger-capitalization companies that are temporarily out of favor with investors.

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

     The following individuals are primarily responsible for the day-to-day management of their respective Fund's portfolio holdings:

     FUND                           PORTFOLIO MANAGER(S)

     Dynamics                       Timothy J. Miller
     INVESCO Endeavor               Team Managed
     Growth                         Team Managed
     Growth & Income                Fritz Meyer
     Small Company Growth           Stacie L. Cowell
                                    Cameron Cooke
     Value Equity                   Charles P. Mayer
     S&P 500                        World Asset Management

     CAMERON COOKE, is the co-portfolio manager of Small Company Growth Fund. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a B.A.in economics from the University of North Carolina at Chapel Hill.

     STACIE L. COWELL, a senior vice president of INVESCO, is the lead portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York. She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

     CHARLES P. MAYER, Director of Value and Fixed-Income Investments and a senior vice president of INVESCO, is the portfolio manager of Value Equity Fund. Before joining INVESCO in 1993, Charlie was a portfolio manager with Westinghouse Pension for nine years. He began his investment career in 1969. He holds an M.B.A. from St. John's University and a B.A. from St. Peter's College.

     FRITZ MEYER, a vice president of INVESCO, is the portfolio manger of Growth & Income Fund. Before joining INVESCO in 1996, Fritz was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc. He holds an M.B.A. from Amos Tuck School - Dartmouth College and a B.A. with a distinction in Economics from Dartmouth College.

     TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of Dynamics Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri -- St. Louis and a B.S.B.A. from St. Louis University.
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     S&P 500 Index Fund is managed by a team of World portfolio managers that is collectively responsible for the investment decisions relating to the Fund.

     With regard to INVESCO Endeavor Fund and Growth Fund, when we refer to Team Management without naming individual portfolio managers we mean a system by which INVESCO's Growth Management Investment Team sets allocation of Fund assets and risk controls.


This Supplement supersedes the Supplements dated March 18, 2002, March 28, 2002, June 28, 2002 and July 2, 2002.


The date of this Supplement is August 1, 2002.